Exhibit 99.2

February 28, 2022 FREYR 4Q and Full - Year 2021 Earnings Call

Important notices 2 Forward looking statements All statements, other than statements of present or historical fact included in this presentation, including, without limitation, regarding FREYR's ability to develop the world's cleanest and lowest CO2 lifecycle emissions batteries at giga - scale; FREYR's anticipated path to commercialization; the development, timeline, capacity and other usefulness of FREYR’s CQP and planned Gigafactories; the realization of FREYR’s capital spending plan; the progress and development of customer relationships and offtake agreements and supply chain partnerships, including any the entry into any successful joint ventures with Aleees; the success of any capital raising paths to fund FREYR’s planned expansion; FREYR’s ability to secure additional raw materials; FREYR’s finalization of any joint ventures with a global industrial player; FREYR's growing pipeline of commercial opportunities; FREYR’s ability to convert any conditional agreements into definitive agreements; FREYR's goal of full sustainability; the development and growth of FREYR's target markets; the scale and arrangements for any FREYR production facilities in the U.S.; the progress and development of FREYR’s partnerships and plans in Finland; FREYR’s ability to secure key raw materials, including its frame agreements' ability to meet FREYR's raw material demands; FREYR's ability to source inputs locally and decarbonize the Nordic, European and U.S. battery supply chain; FREYR's decarbonization benefit’s ability to yield cost savings and its competitive advantages on cost; the expected delivery times of any cell casting and unit assembly equipment; FREYR’s status on its mission to establish 100 GWh of clean battery production globally by 2030; and FREYR's ability to grow its customer portfolio and secure capital to fund expansion are forward - looking statements. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S - 1 filed with the Securities and Exchange Commission on August 9, 2021, as amended, and (ii) FREYR’s quarterly report on Form 10 - Q filed with the Securities and Exchange Commission on November 15, 2021, and available on the SEC’s website at www.sec.gov . Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward - looking statements.

• Business update • FREYR’s strategic road map and priorities • Establishing supply chains and operations • FREYR’s market opportunity is expanding • Making commercial progress • Financing the planned expansion • Near - term priorities • Q&A Today’s Agenda 3

# Business Update

Building FREYR's operational foundation

**18 GWh**

Upsized annual nameplate capacity of combined Gigafactory 1&2

### Customer Qualification Plant (CQP):

- On track for operational start during 2H 2022

### Gigafactory Development:

- Combining Gigafactories 1&2 into single facility with eight production lines and upsized nameplate capacity of 18 GWh
- Increase of 40% in nameplate capacity compared to business plan presented in February 2021[1]
- Combined Gigafactory expected to enhance capital and operational efficiency
- Evaluating phased FID by production lines to accelerate timetable
- Operational start-up and ramp-up anticipated in 1H 2024

### Capital spending plan:

- Updated capex estimates and plant development timelines to be provided upon achievement of FID for Phase 1
- Phase 1 FID expected in 1H 2022

### Construction progress:

- Groundbreaking underway at Gigafactory site in Mo i Rana
- FREYR's Board of Directors has approved capital investment in ground works for combined 18 GWh Gigafactory

1) Comparison adjusts for uniformity of battery chemistry change in current plan (LFP vs NMC).

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# FREYR's Anticipated Path to Commercialization

Focused on achieving milestones to build a global, giga-scale player

## 2018-2021

**July 2021**
FREYR and Alussa Energy complete combination; FREYR listed on NYSE

**December 2020**
Definitive technology license agreement with 24M Technologies

**2018**
FREYR established with clear strategic tenets of Speed, Scale and Sustainability

## 2021 - 2022

**Late 2022**
Customer Qualification Plant (CQP) expected to become operational

**2022**
Targeted >200 GWh combined conditional off-take agreements

**October 2021**
FREYR and Koch Strategic Platforms form U.S JV and invest in 24M Technologies

## 2023-2024

**Gigafactory 1&2**
Targeted start-up of first production lines

**Value Chain JVs**
Targeted investment decision and start-up of localized supply chain

Targeted downstream participation for additional customers and value capture

## 2025

**Additional factories**
Intended expansion in Mo i Rana (Norway), Finland and U.S.

Additional up- mid- and downstream JVs and facilities

43 GWh

## 2028

**Global scale**
Large scale, low cost and low emission player

83 GWh

## 2030+

>100 GWh

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Commercial • Announced first two major offtake awards with global industrial players for >50 GWh • Advancing discussions with multiple potential ESS, Commercial Mobility and EV customers • Line of sight to >150 GWh of incremental cell demand from next potential customers in the pipeline • Advancing processes to convert conditional offtake agreements to firm sales contracts with value accretive terms 6 Focused on Execution Progressing on key objectives to achieve planned giga - scale commercialization Supply Chain • Working to secure additional raw material providers and evaluate potential localized supply chain partnerships • In process to firm up potential suppliers with committed volumes and specific pricing terms and conditions • Signed frame agreements for 9 of 13 key raw material inputs for CQP and combined Gigafactories 1&2 • Pursuing JV to develop potential giga - scale LFP cathode plant in Nordic region Financing • Combining ECA/multilaterals, grants, strategic partners & investors to lower cost of capital • Supporting funding tracks in process to unlock cost competitive financing structure • Several solutions emerging for combined Gigafactories 1&2 in Mo i Rana FREYR CEO on CQP site inspection visit with National and Local Political Leadership

Process to Secure Key Raw Materials Underway Supply chain framework supports initial giga - scale development on path to eventual localization Frame agreements and other early - stage supply chain initiatives • Supply chain and operations team focused on building a broader, resilient and reliable supplier network • FREYR has completed initial frame agreements with 9 of 13 key approved RM providers to 24M • Volumes and pricing conditions into supply contracts to be finalized » Facilitates initial sample production of LFP battery cells from CQP Initial steps underway to source inputs locally and de - carbonize supply chain • Agreement with Glencore for localized Nordic inputs • Heads of Terms with Aleees to explore JV for LFP cathode plant in Nordic region » Targeted 80% long - term carbon reduction would save >60 Kg CO2e per KWh of battery produced At $100/t carbon price & 83 GWh capacity, the value chain decarbonization benefit would potentially translate to >$500 million/year 1 Source: European Commission 1) Illustrative calculation assumes $100/t carbon tariff, 80 kg CO 2 e per KWh of average global battery cell produced with 80% savings equating to US$ 6.4/KWh and then applied to the targeted 2028 production of 83 GWh. 7

Operations Update Construction of CQP and site preparation of Combined Gigafactories 1&2 progressing CQP on track for late 2022 start of production • Manufacturing of Production Line Equipment on schedule • Detailing factory acceptance testing and site deliveries • Formation & Aging process room being finalized at site Committed to combining Gigafactories 1&2 • Pre - commitments for early groundwork and detailed engineering • Combined facility with 40% higher nameplate capacity • Dedicating production lines to customers Next steps on path to FID • Secure additional capital to fund capex • FREYR key to the national battery strategy agenda • Exploring holistic financing structure with different instruments Pouch Assembly Line at Hana Technology Casting & Unit Cell Assembly Line at MPAC Lambert 8

Source: Rystad Energy. Projected Global Battery Supply Insufficient to Meet Climate Ambitions Targeted production is not expected to keep pace with requirements to meet a 1.6 - degree target Key Observations • Rystad’s latest forecast of global demand required to meet a 1.6 - degree scenario of nearly 9 TWh by 2030 contrasts to FREYR’s prior projection of 5.4 TWh • Purported transitory oversupply in middle of 2020 ’s appears highly unlikely to materialize after risk - adjusting production • Lag between announced nameplate capacity additions and actual production • Important to make distinctions between yields of established and start - up cell producers • Current market short observations across market verticals Global annual projected battery demand vs. risk - adjusted production 1.6 - degree scenario, by application GWh per year of new batter 9

# Major Commercial Wins

FREYR has signed its first conditional offtake agreements with strong global partners

## Honeywell

- Renewables division of Fortune 100 U.S.-based company
- Leading provider of renewable power solutions and technologies
- Specialized expertise in data analytics and remote monitoring
- Turnkey EPC in Battery Energy Storage Systems (BESS)

### Conditional Offtake Highlights

- ✓ Commercial alliance: planned value chain integration with use of Honeywell technology
- ✓ Total volumes represent >**20% of projected production**[1] in Mo i Rana Gigafactories 1&2 from 2024–2028

**19**
Total GWh (2023-2028)

**ESS**
Target Market

## Global Industrial Player

OECD

- Industrial Solutions arm of global energy storage systems player
- Leading OECD-based global supplier of motors, drives, automation and process control technologies
- Turnkey EPC provider of BESS solutions for commercial and utility-scale plants

### Conditional Offtake Highlights

- ✓ Formation of joint venture between FREYR and *global industrial player* to package clean battery solutions with EPC offering
- ✓ Total volumes represent >**50% of projected production**[1] in Mo i Rana Gigafactories 1&2 from 2024–2030

**31**
Total GWh (2023-2030)

**ESS**
Target Market

**>70% of actual targeted production capacity[1] of GF 1&2 signed up through two conditional offtake agreements**

[1]: Assumes that Gigafactories 1 & 2 operate at actual productive capacity of 15 GWh through 2028 after initial ramp up phase in 2024.

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# Growing Pipeline of Commercial Opportunities

| Opportunities | Technical review | Commercial negotiations | Conditional offtake agreements | Signed agreements |
|---|---|---|---|---|
| >60 prospective customers | 25 prospective customers | Multiple initial commercial discussions ongoing across all market verticals | Five conditional offtake agreements in negotiations | Two agreements signed with Honeywell and global industrial partner |
| Dialogues include technical review, commercial negotiations and advanced offtake negotiations | >3,000 GWh of estimated potential cumulative demand between 2024–2030 | >100 GWh of potential demand between 2023–2030 | >150 GWh of potential demand from 2023–2030 | >50 GWh of demand from 2023–2030 |
| | | To unlock FIDs for potential future Gigafactories globally | To unlock potential FIDs for multiple Gigafactories in Norway, US & Finland | Final sales agreements in process unlocking FID for Gigafactories 1&2 |

**Leveraging favorable market conditions and FREYR's initial commercial success to optimize for value**

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Financial Update Focused on securing financing to fund FREYR’s planned capacity expansion FREYR 3Q – 4Q Cash Bridge Strong Liquidity and Balance Sheet • Ended 4Q 2021 with $566 million of cash, cash equivalents and restricted cash Financing • Developing debt - based financing solutions to facilitate planned FID on combined Gigafactories 1 & 2 • Exploring multiple capital solutions in parallel: • Sustainability bonds • Bank debt/project financing • Government support: Export Finance Norway and other ECAs • Grants and other instruments 12

Key Strategic Priorities Advance critical mandates tied to Speed, Scale and Sustainability Fund the expansion • Secure capital required to finance combined Gigafactories 1&2 • Identify additional capital solutions to facilitate planned giga - scale build out in Norway, U.S. and Finland Develop, localize and decarbonize supply chains • Finalize remaining raw materials frame agreements for CQP and Gigafactories 1&2 • Continue to pursue initiatives to establish Nordic battery belt of key RM inputs • Negotiate volumes and prices on raw materials frame agreements • Replicate localized, low - carbon supply chain strategy in U.S. Progress journey to giga - scale commercialization • Convert initial COAs to firm sales agreements • Execute phased FID on combined Gigafactories 1&2 • Sign additional conditional offtake agreements to support further growth • Proceed to additional FIDs on giga - scale facilities across Norway, US and Finland Executing on our plan to establish >100 GWh of clean battery production globally beyond 2030 13

Q&A